                                 AMENDMENT NO. 5
                              TO THE FIRST RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS C SHARES)

     The First Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, and as subsequently amended, and as restated the 20th day of September, 2006, pursuant to Rule 12b-1, is hereby amended, effective April 30, 2008, as follows:

     WHEREAS, the parties desire to amend the Plan to reflect the reorganization of AIM Summit Fund as a series portfolio of AIM Equity Funds and AIM Dynamics Fund as a series portfolio of AIM Investment Securities Funds;

     NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS C SHARES)

                         (DISTRIBUTION AND SERVICE FEES)

     The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class C Shares of each Portfolio designated below, a Distribution Fee* and a Service Fee determined by applying the annual rate set forth below as to the Class C Shares of each Portfolio to the average daily net assets of the Class C Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class C Shares of the Portfolio.

AIM COUNSELOR SERIES TRUST

                                     MAXIMUM
                                      ASSET
                                      BASED    MAXIMUM    MAXIMUM
                                      SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS C SHARES            CHARGE     FEE        FEE
--------------------------            ------     ---        ---
AIM Floating Rate Fund                0.50%     0.25%      0.75%
AIM Multi-Sector Fund                 0.75%     0.25%      1.00%
AIM Select Real Estate Income Fund    0.75%     0.25%      1.00%
AIM Structured Core Fund              0.75%     0.25%      1.00%
AIM Structured Growth Fund            0.75%     0.25%      1.00%
AIM Structured Value Fund             0.75%     0.25%      1.00%

AIM EQUITY FUNDS

                                 MAXIMUM
                                  ASSET
                                  BASED    MAXIMUM    MAXIMUM
                                  SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS C SHARES        CHARGE     FEE        FEE
--------------------------        ------     ---        ---
AIM Capital Development Fund      0.75%     0.25%      1.00%
AIM Charter Fund                  0.75%     0.25%      1.00%
AIM Constellation Fund            0.75%     0.25%      1.00%
AIM Diversified Dividend Fund     0.75%     0.25%      1.00%
AIM Large Cap Basic Value Fund    0.75%     0.25%      1.00%
AIM Large Cap Growth Fund         0.75%     0.25%      1.00%
AIM Summit Fund                   0.75%     0.25%      1.00%

AIM FUNDS GROUP

                                       MAXIMUM
                                        ASSET
                                        BASED    MAXIMUM    MAXIMUM
                                        SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS C SHARES              CHARGE     FEE        FEE
                                        ------     ---        ---
AIM Basic Balanced Fund                 0.75%     0.25%      1.00%
AIM European Small Company Fund         0.75%     0.25%      1.00%
AIM Global Value Fund                   0.75%     0.25%      1.00%
AIM International Small Company Fund    0.75%     0.25%      1.00%
AIM Mid Cap Basic Value Fund            0.75%     0.25%      1.00%
AIM Select Equity Fund                  0.75%     0.25%      1.00%
AIM Small Cap Equity Fund               0.75%     0.25%      1.00%

AIM GROWTH SERIES

                                              MAXIMUM
                                               ASSET
                                               BASED    MAXIMUM    MAXIMUM
                                               SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS C SHARES                     CHARGE     FEE        FEE
--------------------------                     ------     ---        ---
AIM Basic Value Fund                           0.75%     0.25%      1.00%
AIM Conservative Allocation Fund               0.75%     0.25%      1.00%
AIM Global Equity Fund                         0.75%     0.25%      1.00%
AIM Growth Allocation Fund                     0.75%     0.25%      1.00%
AIM Income Allocation Fund                     0.75%     0.25%      1.00%
AIM Independence Now Fund                      0.75%     0.25%      1.00%
AIM Independence 2010 Fund                     0.75%     0.25%      1.00%
AIM Independence 2020 Fund                     0.75%     0.25%      1.00%
AIM Independence 2030 Fund                     0.75%     0.25%      1.00%
AIM Independence 2040 Fund                     0.75%     0.25%      1.00%
AIM Independence 2050 Fund                     0.75%     0.25%      1.00%
AIM International Allocation Fund              0.75%     0.25%      1.00%
AIM Mid Cap Core Equity Fund                   0.75%     0.25%      1.00%
AIM Moderate Allocation Fund                   0.75%     0.25%      1.00%
AIM Moderate Growth Allocation Fund            0.75%     0.25%      1.00%
AIM Moderately Conservative Allocation Fund    0.75%     0.25%      1.00%
AIM Small Cap Growth Fund                      0.75%     0.25%      1.00%

AIM INTERNATIONAL MUTUAL FUNDS

                                     MINIMUM
                                      ASSET
                                      BASED    MAXIMUM    MAXIMUM
                                      SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS C SHARES            CHARGE     FEE        FEE
--------------------------            ------     ---        ---
AIM Asia Pacific Growth Fund          0.75%     0.25%      1.00%
AIM European Growth Fund              0.75%     0.25%      1.00%
AIM Global Aggressive Growth Fund     0.75%     0.25%      1.00%
AIM Global Growth Fund                0.75%     0.25%      1.00%
AIM International Core Equity Fund    0.75%     0.25%      1.00%
AIM International Growth Fund         0.75%     0.25%      1.00%

AIM INVESTMENT FUNDS

                                      MAXIMUM
                                       ASSET
                                       BASED    MAXIMUM    MAXIMUM
                                       SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS C SHARES             CHARGE     FEE        FEE
--------------------------             ------     ---        ---
AIM China Fund                         0.75%     0.25%      1.00%
AIM Developing Markets Fund            0.75%     0.25%      1.00%
AIM Global Health Care Fund            0.75%     0.25%      1.00%
AIM International Total Return Fund    0.75%     0.25%      1.00%
AIM Japan Fund                         0.75%     0.25%      1.00%
AIM Enhanced Short Bond Fund           0.75%     0.25%      1.00%
AIM Trimark Endeavor Fund              0.75%     0.25%      1.00%
AIM Trimark Fund                       0.75%     0.25%      1.00%
AIM Trimark Small Companies Fund       0.75%     0.25%      1.00%

AIM INVESTMENT SECURITIES FUNDS

                                   MAXIMUM
                                    ASSET
                                    BASED    MAXIMUM    MAXIMUM
                                    SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS C SHARES          CHARGE     FEE        FEE
--------------------------          ------     ---        ---
AIM Dynamics Fund                   0.75%     0.25%      1.00%
AIM Global Real Estate Fund         0.75%     0.25%      1.00%
AIM High Yield Fund                 0.75%     0.25%      1.00%
AIM Income Fund                     0.75%     0.25%      1.00%
AIM Intermediate Government Fund    0.75%     0.25%      1.00%
AIM Money Market Fund               0.75%     0.25%      1.00%
AIM Municipal Bond Fund             0.75%     0.25%      1.00%
AIM Real Estate Fund                0.75%     0.25%      1.00%
AIM Short Term Bond Fund            0.75%     0.25%      1.00%
AIM Total Return Bond Fund          0.75%     0.25%      1.00%

AIM SECTOR FUNDS

                                  MAXIMUM
                                   ASSET
                                   BASED    MAXIMUM    MAXIMUM
                                   SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS C SHARES         CHARGE     FEE        FEE
--------------------------         ------     ---        ---
AIM Energy Fund                    0.75%     0.25%      1.00%
AIM Financial Services Fund        0.75%     0.25%      1.00%
AIM Gold & Precious Metals Fund    0.75%     0.25%      1.00%
AIM Leisure Fund                   0.75%     0.25%      1.00%
AIM Technology Fund                0.75%     0.25%      1.00%
AIM Utilities Fund                 0.75%     0.25%      1.00%

AIM TAX-EXEMPT FUNDS

                                 MAXIMUM
                                  ASSET
                                  BASED    MAXIMUM    MAXIMUM
                                  SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS C SHARES       CHARGE      FEE        FEE
--------------------------       ------      ---        ---
AIM High Income Municipal Fund    0.75%     0.25%      1.00%

* The Distribution Fee is payable apart from the sales charge, if any, as stated in the current prospectus for the applicable Portfolio (or Class thereof)."

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated: April 30, 2008